                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                             AMENDED CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 2, 2003
                                                           ------------


                        WIRELESS AGE COMMUNICATIONS, INC.
                        ---------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA                                001-31338              98-0336674
------                                ---------              ----------

STATE OR OTHER JURISDICTION OF        (COMMISSION            (IRS EMPLOYER
INCORPORATION OR ORGANIZATION         FILE NO.)              IDENTIFICATION NO.)


1408 BROAD STREET, REGINA, SASKATCHEWAN, CANADA                        S4R 1Y8
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

                                 (306) 751-7720
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 --------------

              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)

Item 2.  Acquisition or Disposition of Assets.

         On September 19, 2003, Wireless Age Communications, Inc. (the "Company") closed the acquisition of Wireless Source Distribution Ltd. ("Wireless Source"). Wireless Source is a distributor of certain prepaid long distance telephone cards and certain ancillary communications accessory products. The Company acquired 50% of the issued and outstanding common shares of Wireless Source from 101016305 Sasktachewan Ltd. in exchange for 1,000,000 shares of the Company's common stock and the remaining 50% from Dallas L. Robinson in exchange for 1,000,000 preferred shares of a new wholly owned subsidiary of the Company called 1588102 Ontario Inc. ("Exchangeco"). Other than the shares of Wireless Source purchased from Mr. Robinson, Exchangeco has no material assets or operations. The acquisition of the Wireless Source shares owned by Dallas L. Robinson was consummated through Exchangeco in order to minimize personal tax for Mr. Robinson. 101016305 Saskatchewan Ltd. is solely owned by Robert Sim who is a director of the Company. Dallas L. Robinson is the President of the Company's main operating subsidiary Wireless Age Communications Ltd.

         The Company's acquisition of Wireless Source was consummated through a series of agreements. On September 19, 2003 the Company and Exchangeco entered into a Share Exchange Agreement with Dallas L. Robinson under which Exchangeco issued 1,000,000 preferred shares of Exchangeco to Dallas L. Robinson for 50 class B common shares of Wireless Source. Under Exchangeco's Articles of Incorporation, the holder of preferred shares may require Exchangeco to redeem any or all such preferred shares for one share of Company common stock each (or the then current market value thereof, at Exchangeco's option) plus the amount of any declared but unpaid dividends on such preferred share (collectively, the "Repurchase Price"). Furthermore, the preferred shares must be redeemed by Exchangeco on September 19, 2008 (or earlier under certain conditions) for the Repurchase Price thereof. In the event of any such redemption (whether voluntary or otherwise), the Company may elect to purchase the preferred shares for the Repurchase Price thereof, in lieu of any such redemptions. Simultaneously with the Share Exchange Agreement, the Company entered into a Support Agreement with Exchangeco under which the Company undertook, among other things, not to declare dividends without also providing sufficient funds to Exchangeco to allow Exchangeco to pay a dividend on the preferred shares equal to the dividend to be declared on the Company's common shares, and to ensure that Exchangeco is provided with sufficient funds or common shares of the Company to fulfill its obligations to the holder of the preferred shares. The Company also entered into a Stock Purchase Agreement with 101016305 Saskatchewan Ltd. under which the Company issued 1,000,000 shares of the Company's common stock to 101016305 Saskatchewan Ltd. in exchange for 50 class B common shares of Wireless Source.

         A copy of the Share Exchange Agreement, the Support Agreement and the Stock Purchase Agreement are set forth as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

         On July 25, 2003, the Company entered into a Trade-Name Purchase and Sale Agreement (the "Trade-Name Purchase Agreement") to acquire the tradename, A.C. Simmonds & Sons, from Pine Ridge Holdings Ltd. ("Pine Ridge") in exchange for 1,500,000 shares of the Company's common stock. Pine Ridge is solely owned by David C. Simmonds an individual related to John Simmonds, the Company's Chief Executive Officer.

         In addition, on July 2, 2003, the Company entered into an Agreement with Pine Ridge (the "Asset Purchase Agreement") to assume or acquire all of the current lines of business operated by Pine Ridge under the tradename A.C. Simmonds & Sons and all computers, office equipment, furniture, warehouse equipment, and software licenses utilized by A.C. Simmonds & Sons (collectively, the "A.C. Simmonds & Sons Business" and, together with Wireless Source, the "Acquired Businesses"). The A.C. Simmonds & Sons Business consists primarily of the sale of electronics products to certain customers and clients. The Company acquired A.C. Simmonds & Sons' inventory on consignment. In addition, the Company hired certain employees of A.C. Simmonds & Sons effective June 30, 2003, including David Simmonds as President of the new operating division to be known as A.C. Simmonds & Sons. Since July 2, 2003, and in anticipation of the acquisition of Wireless Source, the Company operated the A.C. Simmonds & Sons Business through financing from Wireless Source, and, upon the Company's acquision of Wireless Source on September 19, 2003, the A.C. Simmonds & Sons Business became a division of Wireless Source.

         A copy of the Trade-Name Purchase and Sale Agreement and the Asset Purchase Agreement are set forth as Exhibits 99.4 and 99.5, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired.

          The financial statements for the Acquired Businesses required by Item 7(a) will be filed by December 3, 2003.

     (b)  Pro Forma Financial Information.

          Any pro forma financial information required pursuant to Article 11 of Regulation S-X with respect to the Acquired Businesses will be filed by December 3, 2003.

     (c) Exhibits

         99.1 Share Exchange Agreement by and between Wireless Age Communications, Inc., Dallas L. Robinson and Exchangeco, dated September 19, 2003

         99.2 Support Agreement by and between Wireless Age Communications, Inc. and Exchangeco dated September 19, 2003.

         99.3 Stock Purchase Agreement by and between Wireless Age Communications, Inc. and 101016305 Saskatchewan Ltd. dated September 19, 2003.

         99.4 Trade-Name Purchase and Sale Agreement by and between Wireless Age Communications, Inc. and Pine Ridge Holdings Ltd. dated July 25, 2003.

         99.5 Agreement by and between Wireless Age Communications, Inc. and Pine Ridge Holdings Ltd. dated July 2, 2003.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   October 22, 2003


                                            WIRELESS AGE COMMUNICATIONS, INC.



                                            By    /s/ John Simmonds
                                                -----------------------------
                                                     John G. Simmonds
                                                     Chief Executive Officer

                                      INDEX

Exhibit No.       Description

99.1 Share Exchange Agreement by and between Wireless Age Communications, Inc., Dallas L. Robinson and Exchangeco, dated September 19, 2003

99.2 Support Agreement by and between Wireless Age Communications, Inc. and Exchangeco dated September 19, 2003.

99.3 Stock Purchase Agreement by and between Wireless Age Communications, Inc. and 101016305 Saskatchewan Ltd. dated September 19, 2003.

99.4 Trade-Name Purchase and Sale Agreement by and between Wireless Age Communications, Inc. and Pine Ridge Holdings Ltd. dated July 25, 2003.

99.5 Agreement by and between Wireless Age Communications, Inc. and Pine Ridge Holdings Ltd. dated July 2, 2003.